Exhibit 99

Name:  MHR Advisors LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/16/2006

Signature:        MHR Advisors LLC

                  By: /s/ Hal Goldstein
                     -------------------------
                  Name:  Hal Goldstein
                  Title:  Vice President


                                                          Exhibit 99, cont'd

Name:  MHR Capital Partners Master Account LP

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/16/2006

Signature:        MHR Capital Partners Master Account LP

                  By:    MHR Advisors LLC,
                            as General Partner

                         By: /s/ Hal Goldstein
                            -------------------------------
                         Name:  Hal Goldstein
                         Title:  Vice President



                                                              Exhibit 99 cont.

Name:  MHR Institutional Advisors II LLC

Address:  40 West 57th Street, 24th Floor
          New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/16/2006

Signature:        MHR Institutional Advisors II LLC

                         By: /s/ Hal Goldstein
                            ---------------------------
                         Name:  Hal Goldstein
                         Title:  Vice President



Name:  MHR Fund Management LLC

Address:  40 West 57th Street, 24th Floor
           New York, New York 10019

Designated Filer:   Mark H. Rachesky, M.D.

Issuer and Ticker Symbol:   Emisphere Technologies, Inc. (EMIS)

Date of Event
    Requiring Statement:   05/16/2006

Signature:        MHR Fund Management LLC

                         By: /s/ Hal Goldstein
                            -----------------------------
                         Name:  Hal Goldstein
                         Title:  Vice President